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Exhibit 4.3

NUMBER	[PacWest Bancorp LOGO]	SHARES
THIS CERTIFICATE IS TRANSFERABLE IN SOUTH ST. PAUL, MN.	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
CUSIP 695263 10 3

COUNTERSIGNED AND REGISTERED: WELLS FARGO BANK, N.A.
BY /s/ Todd J. May	TRANSFER AGENT AND REGISTRAR
AUTHORIZED SIGNATURE

SPECIMEN

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.01 PAR VALUE, OF

PACWEST BANCORP

(hereinafter called the "Company"), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the Bylaws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

COMMON

        WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:
/s/ Victor R. Santoro EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER	[PacWest Bancorp SEAL]	/s/ Matthew Wagner CHIEF EXECUTIVE OFFICER

PACWEST BANCORP

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UTMA -		Custodian
			(Cust)		(Minor)
TEN ENT -	as tenants by entireties		under Uniform Transfers to Minors
JT TEN -	as joint tenants with right of survivorship		Act
	and not as tenants in common			(State)

Additional abbreviations may also be used though not in above list.

For value received                                                                           hereby sell(s), assign(s), and transfer(s) unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

                                                                           Shares
of the capital stock represented by the within Certificate, and do(es)
hereby irrevocably constitute and appoint
                                                                           Attorney
to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated	X

X
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE GUARANTEED
ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.

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  Exhibit 4.3